SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 13, 2003

Date of Report (Date of earliest event reported)

THE SANDS REGENT

(Exact name of registrant as specified in its charter)

Nevada	0-14050	88-0201135
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

345 North Arlington Ave. Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

(775)348-2200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information And Exhibits.

(c)  Exhibits.

Exhibit 99.1 – Press Release dated August 13, 2003 of the Company.

Item 12.    Results of Operations and Financial Condition

In accordance with the interim guidance of the Securities and Exchange Commission, The Sands Regent (the “Company”) is furnishing the information required by Item 12 of Form 8-K and information contained in this report (including exhibits hereto) shall not be deemed filed under the Securities and Exchange Commission’s rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On August 13, 2003, the Company issued a press release announcing its results of operations and financial condition for the three months and full fiscal year ended June 30, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Sands Regent

Date: August 12, 2003	By:	/s/ Ferenc Szony
		Name:	Ferenc Szony
		Title:	President

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EXHIBIT INDEX

Exhibit Number	Document Description
99.1	Press release dated August 13, 2003

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